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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                       Pioneer International Equity Fund
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


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     2)   Aggregate number of securities to which transaction applies:


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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     4)   Proposed maximum aggregate value of transaction:


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     5)   Total fee paid:


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               Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1913(04-05)

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:
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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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


                                  Computershare
                                 ---------------
                                  Fund Services

             PIONEER/WO # 17891: TOUCH-TONE TELEPHONE VOTING SCRIPT
                    "PIONEER INTERNATIONAL CORE EQUITY FUND"
                       EXPECTED MAIL DATE: August 7, 2007
                        MEETING DATE: September 18, 2007
                   TEST CONTROL NUMBER(S): 891 99999 001 001
                   ------------------------------------------
                           TEST SECURITY(s): 5874 3258
                           ---------------------------

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:
"Welcome! Please enter the number located in the shaded box on your proxy card."

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WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
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To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card
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WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
"This is the automated telephone voting site for the Special Meeting of Shareholders of the Pioneer International Core Equity Fund"

"Proposal 1:      To vote FOR press 1.       To vote AGAINST press 9.       To ABSTAIN press 0."

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:

"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given)."

"To hear how you have voted, press 1."     "To cancel your vote, press 2."      "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

"Your vote has been canceled."      "To enter another vote, press 1 now."     "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

"Your vote has been saved."         "To enter another vote, press 1 now."      "To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."
Call is terminated.